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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report     (Date of earliest event reported)       September 25, 1996

                            ACME METALS INCORPORATED
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             (Exact name of registrant as specified in its charter)




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

      Delaware                                   1-14378                           36-3802419
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(State or other                          (Commission File Number)       (IRS Employer Identification No.)
jurisdiction of Incorporation)

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     13500 South Perry Avenue, Riverdale, Illinois            60627-1182
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     (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code   (708)  849-2500
                                                    ---------------------------


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(Former name or former address, if changed since last report)


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Item 5.  Other Events.


      The following exhibit accompanies this Current Report on Form 8-K:


       Exhibit No.                          Description
       -----------                          -----------

        20.1                                Press release issued
                                            on September 25, 1996




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       ACME METALS INCORPORATED



Date: September 25, 1996       By: /s/ Jerry F. Williams
                                   ------------------------------------
                                   Vice President-Finance and Administration
                                   and Chief Financial Officer



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